Summary Prospectus
January 31, 2014

Destra Dividend Total Return Fund
Class A Shares	Class C Shares	Class P Shares*	Class I Shares
DHDAX	DHDCX		DHDIX

*Class P shares are not currently available for investors.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at cost by calling 877.287.9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated January 31, 2014, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective
The investment objective of Destra Dividend Total Return Fund (the “Fund”) is to seek long-term total return and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 27 of the Fund’s Prospectus and “Purchases” on page 70 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of the lower of original purchase	None1	1.00%	None	None
price or redemption proceeds)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days
or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses2	1.02%	0.96%	1.02%	0.94%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.13%	2.82%	2.13%	1.80%
Fee Waiver3	(0.52%)	(0.46%)	(0.42%)	(0.47%)
Total Annual Fund Operating Expenses After
Fee Waiver	1.61%	2.36%	1.71%	1.33%

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
2	Class P shares have not yet commenced operations. Other Expenses for Class P are based on estimated amounts for the Fund’s current fiscal year.
3
The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) is 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$729	$1,053	$1,399	$2,373	$729	$1,053	$1,399	$2,373
Class C	$339	$735	$1,259	$2,693	$239	$735	$1,259	$2,693
Class P	$174	$539	$928	$2,019	$174	$539	$928	$2,019
Class I	$135	$420	$727	$1,598	$135	$420	$727	$1,598

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended September 30, 2013, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-producing equity securities. The Fund may invest in securities of companies with any market capitalization. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities and securities or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (“MLPs”).

The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country.

The Fund’s sub-adviser, Miller/Howard Investments, Inc. (the “Sub-Adviser”), believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends. The Sub-Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time.

The Sub-Adviser’s goal is to provide for annual increases in income that exceed the rate of inflation over time. Their investment process starts by identifying, selecting, and investigating stocks that pass initial quantitative screens for quality, yield, and growth of yield. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance. The Sub-Adviser seeks companies that fulfill society’s basic requirements as well as those with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price. Candidates are then ranked according to yield, growth of yield, special growth potentials, and contribution to overall diversification of the portfolio.

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PRINCIPAL RISKS
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated in foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Depositary Receipts Risk: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Derivatives Risk: The use of derivatives such as options entail certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Dividend Income Risk: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Energy Companies Risk: The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Financial Services Companies Risk: The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic

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recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Foreign Investment Risk: Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Health Care Companies Risk: The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with respect to health care insurance companies. Although the full impact of the law and the related regulations has yet to be experienced by health care companies, they could create additional expenses and burdens on the health care companies.

Information Technology Companies Risk: Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Investment Risk: When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the

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relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Master Limited Partnership Risk and Sector Risk: An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Utilities Companies Risk: The Fund invests in utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at http://destracapital.com or by calling (877) 287-9646.

The bar chart below shows the Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

* Class A year-to-date total return as of December 31, 2013 was 23.00%.

The Fund’s highest and lowest quarterly returns were 12.13% and -1.84%, respectively, for the quarters ended March 31, 2013 and December 31, 2012.

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The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced. The returns that follow reflect sales charges.

Average Annual Total Returns
for the Periods Ended December 31, 2013
		Since Inception
	1 Year	(August 10, 2011)
Class A (return before taxes)	15.94%	15.22%
Class A (return after taxes on distributions)	14.79%	14.56%
Class A (return after taxes on distributions and sale of Fund shares)	9.16%	11.71%
Class C (return before taxes)	21.12%	13.83%1
Class I (return before taxes)	23.42%	18.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.41%	23.65%

Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Miller/Howard Investments, Inc.

Portfolio Managers
Miller/Howard Investments, Inc.
Name and Title	Portfolio Manager of Fund Since
Lowell G. Miller, President, Chief Investment Officer
and Director of Research	Since Fund inception
John E. Leslie III, CFA, research analyst and portfolio manager	Since Fund inception
Bryan J. Spratt, CFA, research analyst and portfolio manager	Since Fund inception
Roger G. Young, CFA, research analyst and portfolio manager	Since Fund inception

1 The inception date of Class C shares is November 1, 2011.

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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.The minimum investment for Class I shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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